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                                                                   EXHIBIT 23(b)




                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of The Allstate Corporation on Form S-8 of our report dated February 25, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Allstate Corporation for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP
-----------------------------
Deloitte & Touche LLP

Chicago, Illinois
October 31, 2000




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